EXHIBIT 10.46
                       ASSIGNMENT AGREEMENT

        THIS  ASSIGNMENT AGREEMENT is executed this 15th  day
of June,  1990,  by  and  between Panda Energy  Corporation,  a
Texas corporation,   ("Assignor")  and  Panda-Rosemary
Corporation,   a Delaware corporation ("Assignee")

        FOR GOOD AND VALUABLE CONSIDERATION; the receipt and sufficiency of which is hereby acknowledged, the Assignor and Assignee hereby agree as follows:

        Assignor hereby assigns and conveys unto Assignee all right, title and interest in a certain "PIPELINE OPERATING AGREEMENT, between Panda Energy Corporation, Panda-Rosemary Corporation, and North Carolina Natural Gas Corporation dated February 14, 1990.

       IN WITNESS WHEREOF, the undersigned have executed this Assignment Agreement as of the date first set forth above.

                               PANDA ENERGY CORPORATION
                               By:__________________
 ATTEST                            Robert W. Carter
_______________________           Chairman and Chief
SECRETARY                         Executive Officer

                               PANDA ENERGY CORPORATION



                               By:_______________________
ATTEST                            Robert W. Carter
________________________          Chairman and Chief
SECRETARY                         Executive Officer

STATE OF TEXAS )
                : SS:
COUNTY OF DALLAS )

          I Theresia M. Bone, Notary Public for said County and State, certify that Janice Carter personally came before me this day and acknowledged that she is the Secretary of PANDAROSEMARY CORPORATION, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Chairman and Chief Executive Officer, sealed with its corporate seal, and attested by her as its Secretary.

Witness my hand and official seal this 15th day of June, 1990

(Official Seal)
                                 Theresia M. Bons
                                 NOTARY PUBLIC

My Commission Expires:


STATE OF TEXAS   )
                 : ss:
COUNTY OF DALLAS )

           I Theseria M. Bone Notary Public 1990. Notary Public for said County and State, certify that Janice Carter personally came before me this day and acknowledged that she is the Secretary of PANDA CORPORATION, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Chairman and Chief Executive Officer, sealed with its corporate seal, and attested by her as its Secretary.

          Witness my hand and official seal this 15th day of June, 1990


(Official Seal)

                                       THERESIA M BONE
                                       Notary Public
My Commission Expires:
June 23, 1993